Exhibit 10.2
EXECUTION COPY
SERVICING TRANSFER AGREEMENT
          AGREEMENT, dated as of December 1, 2005, by and among, HSBC Finance Corporation (“HSBC Finance”), HSBC Bank Nevada, National Association (“HSBC Bank”), as Servicer under the Pooling and Servicing Agreement (defined below), Metris Receivables, Inc. (“MRI”), as Transferor under the Pooling and Servicing Agreement, and U.S. Bank National Association, as Trustee under the Pooling and Servicing Agreement (the “Trustee”).
WITNESSETH:
          WHEREAS, HSBC Bank, as Servicer, MRI, as Transferor and the Trustee are parties to that certain Third Amended and Restated Pooling and Servicing Agreement, dated as of December 1, 2005 (the “Pooling and Servicing Agreement”). Capitalized terms used herein and not otherwise defined herein shall have their respective meanings set forth in the Pooling and Servicing Agreement;
          WHEREAS, pursuant to Section 3.1 of the Pooling and Servicing Agreement, HSBC Bank, as Servicer, is permitted to assign servicing to an Affiliate thereunder, in full substitution; provided that such Affiliate expressly assumes in writing, by an agreement supplemental thereto, the performance of every covenant and obligation of the Servicer, as applicable thereunder, and thereby in all respects going forward shall be designated the Servicer under the Pooling and Servicing Agreement; and
          WHEREAS, the parties intend that this Agreement shall constitute the supplemental agreement contemplated in Section 3.1 of the Pooling and Servicing Agreement.
          NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, subject to the terms and conditions of the Pooling and Servicing Agreement, the parties hereto agree as follows:

          1.    Assignment of Servicing. HSBC Bank hereby assigns all rights and obligations of the Servicer under the Pooling and Servicing Agreement to HSBC Finance.
          2.    Acceptance of Appointment as Servicer. HSBC Finance hereby assumes and agrees to perform every covenant and obligation of the Servicer under the Pooling and Servicing Agreement and, as of the date hereof, shall in all respects be designated as the Servicer under the Pooling and Servicing Agreement.
          3.    Governing Law. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
          4.    Counterparts. This Agreement may be executed in counterparts, which may be delivered by facsimile transmission. Each counterpart shall be deemed an original, and all counterparts taken together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, this Agreement has been signed on behalf of each of the parties hereto as of the day and year first above written.

U.S. BANK NATIONAL ASSOCIATION

By:

Name:
Title:

METRIS RECEIVABLES, INC.

By:

Name:
Title:

HSBC BANK NEVADA, NATIONAL ASSOCIATION

By:

Name:
Title:

HSBC FINANCE CORPORATION

By:

Name:
Title: